UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2004

WASTE INDUSTRIES USA, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-31050	56-0954929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Benson Drive, Suite 601, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

(919) 325-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events .

December 2, 2004, Waste Industries USA, Inc. issued a press release announcing that it has completed an asset purchase and sale with Waste Connections, Inc. A copy of the press release is attached as an exhibit.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated December 2, 2004 of Waste Industries USA, Inc., announcing that it has completed an asset purchase and sale with Waste Connections, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASTE INDUSTRIES USA, INC.

By:	/S/ D. STEPHEN GRISSOM
D. Stephen Grissom Chief Financial Officer

Date: December 2, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 2, 2004.